AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2013

For the periods ended March 31, 2013, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5-, and 10-year periods by 10, 58, 25, 55, and 42 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 1- and 5-year periods by 15 and 9 basis points, respectively, as shown below.

Performance for periods ended March 31, 2013
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(0.02%)	4.35%	5.77%	6.02%	5.44%
HIT Total Net Rate of Return	(0.13%)	3.92%	5.31%	5.56%	5.01%
Barclays Capital Aggregate Bond Index	(0.12%)	3.77%	5.52%	5.47%	5.02%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s outperformance relative to the Barclays Aggregate for the first quarter was due primarily to the income advantage provided by its government/agency multifamily investments, despite widening spreads to Treasuries for these investments.  Riskier assets generally outperformed for the quarter due to indications of an improving domestic economy, including a rebound in single family housing; strong U.S. corporate profits; the Federal Reserve’s ongoing accommodation and asset purchases; and the lack of an immediate adverse effect from the federal spending cuts known as sequestration.  Many equity markets had a strong first quarter.  The Barclays Aggregate, in contrast, had its worst first quarter since 2006.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s short relative duration position as interest rates rose across most of the yield curve.  Five-, 10-, and 30-year rates increased by 4, 9, and 15 basis points (bps), respectively, between December 31, 2012 and March 31, 2013.  In addition, price compression on the portfolio’s high premium multifamily securities decreased as a result of higher discount rates.

●
The portfolio’s underweight to agency single family mortgage-backed securities (RMBS) as the sector was the worst performing major sector in the index.  Excess returns for the quarter were -13 bps.  At March 31, 2013, the HIT had a 24.8% allocation compared to 29.3% for the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns to Treasuries of 28 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.7% of the index as of March 31, 2013.

●
Weak performance from the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries expanded.  Spreads for Ginnie Mae multifamily MBS widened the most relative to other multifamily securities, with permanent loan certificate and construction/permanent loan certificate spreads widening by 31 and 56 bps, respectively. Spreads to Treasuries on Fannie Mae multifamily DUS securities increased less, with the widening due primarily to the increase in swap spreads. The 10/9.5 structure expanded by 9 bps and shorter duration 5/4.5s widened by 8 bps.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                2013 Q1 Highlights

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -5, 28, 13, and 24 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 91% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of March.

●
The portfolio’s overweight to spread-based assets as swap spreads widened across the maturity curve.  Two-, 5-, and 10-year spreads widened by 4, 7, and 10 bps, respectively. Moreover, the HIT’s underweight to Treasuries hurt relative performance as Treasuries were the second best performing major sector in the Barclays Aggregate.  As of the end of March, the portfolio held 8.4% Treasuries compared to 36.5% in the index.

The HIT is well-positioned to continue offering competitive returns and other benefits for Taft-Hartley and public employee pension plan investors.  The HIT provides a significant yield advantage to the benchmark; the ability to diversify from equities and other asset classes; high credit quality that protects principal; liquidity; and job creation.  With a pipeline of transactions for 2013 and 2014, and with continued strong demand for rental housing demand going forward, the HIT should have opportunities to invest in securities that offer good relative value. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and promote economic development.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.19%	0	5.32
Agencies	-0.03%	-4	3.91
Single family agency MBS (RMBS)	-0.05%	-13	4.04
Corporates	-0.11%	+28	7.10
Commercial MBS (CMBS)	+0.13%	-3	3.17
Asset-backed securities (ABS)	+0.05%	-5	2.96
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/2012	3/28/13	Change
3 Month	0.043%	0.074%	0.030%
6 Month	0.114%	0.104%	-0.010%
1 Year	0.140%	0.124%	-0.015%
2 Year	0.249%	0.244%	-0.005%
3 Year	0.353%	0.350%	-0.003%
5 Year	0.724%	0.765%	0.041%
7 Year	1.180%	1.213%	0.033%
10 Year	1.758%	1.850%	0.091%
30 Year	2.950%	3.103%	0.153%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                2013 Q1 Highlights

Portfolio Data as of March 31, 2013

Net Assets	$4,637,648,598
Portfolio Effective Duration	4.497 years
Portfolio Average Coupon	3.88%
Portfolio Current Yield	3.72%
Portfolio Yield to Worst	2.37%
Convexity	-0.005
Maturity	9.403 years
Average Price	106.53
Number of Holdings	861

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	63.88%
Agency Single-Family MBS	24.84%
U.S. Treasury	8.35%
AAA Private-Label CMBS	1.49%
Cash & Short-Term Securities	1.44%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	24.84%
CMBS – Agency Multifamily*	54.94%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	8.35%
State Housing Bonds	7.26%
Construction & Permanent Mortgages	3.17%
Cash & Short-Term Securities	1.44%
 * Includes multifamily MBS (43.85%), AAA Private-Label CMBS (1.49%), and multifamily Construction MBS (9.60%).

Geographical Distribution of Long-Term Portfolio:2

West	7.10%
Midwest	13.19%
South	2.33%
East	28.10%
National Mortgage Pools	49.28%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                2013 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.44%	5-5.99 years	7.44%
0-0.99 years	13.62%	6-6.99 years	1.42%
1-1.99 years	17.59%	7-7.99 years	7.87%
2-2.99 years	20.50%	8-8.99 years	4.17%
3-3.99 years	9.61%	9-9.99 years	1.94%
4-4.99 years	5.24%	Over 10 years	9.16%

Maturity Distribution (based on average life):

0 – 1 year	8.17%
1 – 2.99 years	27.78%
3 – 4.99 years	28.72%
5 – 6.99 years	10.97%
7 – 9.99 years	12.77%
10 – 19.99 years	6.96%
Greater than 20 years	4.63%

Quality Distribution: 3,4

U.S. Government or Agency	89.39%
AAA	1.51%
AA	3.49%
A	2.75%
Not Rated	2.86%

Bond Sector Distribution: 3,4

MBS	91.53%
Treasury	8.47%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.